SUPPLEMENT TO

CALVERT FUND OF FUNDS PROSPECTUS
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

Prospectus dated January 31, 2007

Date of Supplement:  June 15, 2007

At a meeting held on June 5, 2007, the Board of Trustees of Calvert Social Investment Fund approved the addition of Calvert Global Alternative Energy Fund and Calvert International Opportunities Fund as underlying investment options for the above-referenced Funds.

In the third paragraph under "Principal Investment Strategies" for Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund on pages 2, 9 and 16 of the Prospectus, respectively, add Calvert Global Alternative Energy Fund and Calvert International Opportunities Fund to the list of underlying Calvert Funds that invest primarily in equity securities.

Under "Principal Risks -- Equity Investments" for Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund on pages 5, 10, and 17 of the Prospectus, respectively, add the following bullet points:

•               Stocks that comprise the energy sector decline in value;
•               Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy decline;

The disclosure for Calvert Moderate Allocation Fund contained in the "Annual Fund Operating Expenses" table on page 24 of the Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses[4]	Class A	Class C
(deducted from Fund assets)
Management fees[5]
Investment advisory fee Administrative fee	None 0.15%	None 0.15%
Distribution and service (12b-1) fees	0.25%	1.00%

Other expenses	0.72%	0.80%

Acquired fund fees and expenses [6]	0.77%	0.77%

Total annual fund operating expenses	1.89%	2.72%

Less: Fee waiver and/or expense reimbursement[7]	(0.32%)	N/A

Net annual fund operating expenses	1.57%	N/A

The disclosure for Calvert Aggressive Allocation Fund contained in the "Annual Fund Operating Expenses" table on page 25 of the Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses[4]	Class A	Class C
(deducted from Fund assets)
Management fees[5]
Investment advisory fee Administrative fee	None 0.15%	None 0.15%
Distribution and service (12b-1) fees	0.25%	1.00%

Other expenses	1.68%	1.89%

Acquired fund fees and expenses [6]	0.86%	0.86%

Total annual fund operating expenses	2.94%	3.90%

Less: Fee waiver and/or expense reimbursement[7]	(1.65%)	(1.04%)

Net annual fund operating expenses	1.29%	2.86%

Note:  There are no changes to the "Annual Fund Operating Expenses" table for Calvert Conservative Allocation Fund because no  Fund allocations have been made  to Calvert Global Alternative Energy Fund and Calvert International Opportunities Fund, although these funds have been added as  underlying investment options, as explained above.

Under "Explanation of Fees and Expenses Table" on page 26 of the Prospectus, delete the first two sentences of Footnote 6 and replace with the following:

6 - As a shareholder in underlying Calvert Funds, Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund each will indirectly bear its pro rata share of operating expenses incurred by the underlying Calvert Funds.  Based on the most recent prospectus of each underlying Calvert Fund, such expenses range from 0.21% to 1.40% for Class I Shares of the underlying Calvert Funds (Class O Shares of the underlying CSIF Money Market Portfolio).

The following replaces the data for the hypothetical expense examples related to Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund in the "Example" on page 27 of the Prospectus:

Calvert Moderate Allocation Fund

	1 Year	3 Years	5 Years	10 Years
Class A	$627	$1,011	$1,420	$2,557
Class C (with redemption)	$375	$844	$1,440	$3,051
Class C (no redemption)	$275	$844	$1,440	$3,051

Calvert Aggressive Allocation Fund

	1 Year	3 Years	5 Years	10 Years
Class A	$600	$1,193	$1,811	$3,469
Class C (with redemption)	$389	$1,095	$1,918	$4,057
Class C (no redemption)	$289	$1,095	$1,918	$4,057

With respect to the redemption fee waivers listed under "Redemption Fee" on page 43 of the Prospectus, the fifth bullet point is deleted and replaced with the following:

•               Redemption for the reallocation of purchases received under a systematic investment plan for rebalancing purposes, or by a discretionary platform for mutual fund wrap programs for rebalancing purposes.

Under "Description of Underlying Funds -- Calvert Equity Funds" on page 50 of the Prospectus, add the following:

Calvert Global Alternative Energy

Objective

Calvert Global Alternative Energy Fund’s investment objective is long-term growth of capital.

Principal Investment Strategies

The Fund will invest in ways consistent with Calvert’s philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies whose main business is alternative energy or are significantly involved in the alternative energy sector.  The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.

Alternative energy includes renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.  Under the Fund’s investment approach, a company whose main business is alternative energy or that is significantly involved in the alternative energy sector will (1) derive at least 50% of its revenues or earnings from alternative energy activities; or (2) devote at least 50% of its assets to such activities.  The Fund defines a non-U.S. company as a company (1) whose principal place of business is located outside the U.S.; (2) which derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.; or (3) which is organized under the laws of a non-U.S. country and has its securities principally traded on a non-U.S. exchange.

The Fund will invest in equity securities that include common stocks, preferred stocks, securities convertible into common stocks, depositary receipts, rights and warrants.

The Fund will invest in securities of all market capitalizations; however, because many alternative energy companies are relatively new, the Fund may contain a greater number of small- and mid-cap stocks than large-cap stocks.  As an internationally diversified fund, the Fund will invest in several countries in different geographic regions.  The Fund will primarily invest in developed countries but may purchase securities in emerging markets.  The Subadvisor’s stock selection process does not utilize a pre-determined geographic allocation.

The Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of a foreign issuer.  ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares.  The certificates represent the number of foreign issuers’ securities a custodian bank holds in the country of origin.  The Fund may invest in either sponsored or unsponsored ADRs.  GDRs are typically certificates issued by an international bank and offered for sale globally through the bank’s various branches.  GDRs represent the number of shares of a foreign company’s stock held by a custodian bank in the issuer’s home country.  GDRs generally trade outside the issuer’s home country on two or more established markets in the U.S. or elsewhere, and may be denominated in a currency other than that of the underlying shares.  GDRs are typically used by companies from emerging markets to offer shares in many markets around the world.

The Subadvisor will use a combination of quantitative and fundamental processes.  The initial step focuses on development of the investible universe.  The universe is evaluated based upon long-term strategic allocations for each sub-activity within the alternative energy sector.  Fundamental and qualitative models further evaluate stocks from the bottom up, focused on fundamental analysis of stocks of individual companies across all geographic regions.  Top-down views on industries, sectors or regions act as risk controls during portfolio construction.

The Subadvisor may elect to sell a security following evaluation using a fair-value model created upon purchase.  Factors that help to determine action include a review of business or financial fundamentals, and future expectations relative to current valuation and the model target.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s fundamental investment strategies in attempting to respond to adverse market, economic, political or other conditions.  Thus, the Fund may hold cash and invest in cash equivalents.  During these periods, the Fund may not be able to achieve its investment objective.

In addition, although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund’s social criteria.  Investments for the Fund must meet the minimum standards for all of the Fund’s financial and social criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

•               The Fund is non-diversified.  Compared to other funds, the Fund may invest more of its assets in a smaller number of companies.  Gains or losses on a single stock may have greater impact on the Fund.
•               Stocks that comprise the energy sector decline in value;
•               Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy decline;
•               The alternative industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. This can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.  Changes in U.S., European and other governments’ policies towards alternative energy also may have an adverse affect on the Fund’s performance.
•               The stock markets in which the Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as interest rates as well as non-economic factors such as political events.
•               The Fund will concentrate its investments (that is, invest more than 25% of its total assets) in the alternative energy industry. A downturn in this industry would have a larger impact on the Fund than on a fund that does not concentrate in this industry.  In addition, shares of the companies involved in the energy industry have been more volatile than shares of companies operating in other more established industries.  Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments (and consequently the value of an investment in the Fund) may tend to rise and fall more rapidly.
•               The stock markets go down (including markets outside the U.S.).
•               The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.
•               Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
•               Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates.  An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline.
•               Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries.  These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
•               Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
•               Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.
•               Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
•               Prices of small- and mid-cap stocks may respond to market activity differently than larger more established companies, and can be more volatile than that of larger issuers.
•               The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.
•               The risks of ADRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk.  A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials.  With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends.  Normally, less information is available on unsponsored ADRs.  GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.
•               Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.  Rights are the same as warrants, except companies typically issue rights to existing stockholders.
•               Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations.
•               In leveraged transactions, borrowing magnifies the potential for gain or loss on the Fund’s portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund’s NAV.  Borrowing is subject to interest costs, which may or may not be recovered by appreciation of the securities purchased.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert International Opportunities

Objective

Calvert International Opportunities seeks long-term capital appreciation. This objective may be changed by the Fund’s Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund invests with the philosophy that long-term rewards to investors will come from companies and other entities in which we invest whose products and services are sustainable, enhance the human condition, and promote common global values, such as equality of opportunity and cooperative effort.

The Fund will invest primarily in the common and preferred stocks of non-U.S. small-cap to mid-cap companies. The Fund defines "non-U.S. small cap to mid cap companies" as those whose market capitalization falls within the range of the Citigroup/S&P World ex-U.S. EMI Index (the "Citigroup/S&P World Index"). The Citigroup/S&P World Index undergoes an annual reconstitution with respect to both developed markets (reconstitution on July 1 each year) and emerging markets (reconstitution on October 1 each year). The market capitalization range for the Citigroup/S&P World Index was USD $500 million to $20-30 billion as of December 31, 2006. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of approximately $5 billion. The Fund will primarily hold stocks of companies included in the Citigroup/S&P World Index but may opportunistically invest in stocks of companies outside the Index.

The Fund defines a "non-U.S. company" as a company: (1) whose principal place of business is located outside the U.S.; (2) which derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.; or (3) which is organized under the laws of a non-U.S. country and has its securities principally traded on a non-U.S. exchange.

The Fund will primarily hold stocks of companies in developed countries but as an internationally diversified fund, it may invest in any geographic region of the world if the Subadvisor deems the company attractive. The Subadvisor’s stock selection process does not utilize a pre-determined geographic allocation. The Fund may invest up to 20% of its assets in securities of issuers in emerging market countries. The securities in which the Fund invests are often denominated and traded in foreign currencies. The Subadvisor primarily uses a bottom-up approach focused on fundamental analysis of stocks of individual companies across all geographic regions. Attractive companies are identified through a combination of valuation and growth metrics that seeks to identify companies with a sustainable competitive advantage.

No more than 10% of the Fund’s net assets will be invested in U.S. companies.

Returns in the Fund will be mostly from the changes in the price of the Fund’s holdings (capital appreciation).

Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of a foreign issuer.  ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares.  The certificates represent the number of foreign issuers’ securities a custodian bank holds in the country of origin.  The Fund may invest in either sponsored or unsponsored ADRs.  GDRs are typically certificates issued by an international bank and offered for sale globally through the bank’s various branches.  GDRs represent the number of shares of a foreign company’s stock held by a custodian bank in the issuer’s home country.  GDRs generally trade outside the issuer’s home country on two or more established markets in the U.S. or elsewhere, and may be denominated in a currency other than that of the underlying shares.  GDRs are typically used by companies from emerging markets to offer shares in many markets around the world.

In addition, although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund’s social criteria.  Investments for the Fund must meet the minimum standards for all of the Fund’s financial and social criteria.

Note: Upon approval by the Fund’s Board of Directors of a change in the Fund’s investment objective, 60 days’ advance notice will be provided to shareholders before such a change is implemented.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

•               The stock markets go down (including markets outside the U.S.).
•               The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.
•               Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
•               Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates.  An increase in the strength of the U.S. dollar relative to a foreign currency may cause the USD value of an investment in that country to decline.
•               Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries.  These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
•               Prices of small-cap and mid-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies.  Small cap- and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
•               The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results.  Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
•               Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
•               Preferred stock is a class of capital stock that typically pays dividends at a specified rate.  Preferred stock is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.
•               The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk.  A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials.  With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends.  Normally, less information is available on unsponsored ADRs.  GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.
•               In leveraged transactions, borrowing magnifies the potential for gain or loss on the Fund’s portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund’s net asset value.  Borrowing is subject to interest costs, which may or may not be recovered by appreciation of the securities purchased.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

On page 69 of the Prospectus, delete the heading "Socially Responsible Investment Criteria" and replace with a new heading "Socially Responsible Investment Criteria for Underlying Funds (except for Calvert Global Alternative Energy Fund and Calvert International Opportunities Fund)".

On page 73 of the Prospectus, just above "Special Investment Programs," add the following:

Socially Responsible Investment Criteria for Calvert Global Alternative Energy Fund

Addressing the climate change crisis is essential to ensuring a sustainable future. A shift away from fossil fuels requires a sharp focus on developing alternative energy, energy efficiency, and the broadest array of energy options. The fund provides an investment opportunity for climate change solutions and renewable energy development.

The fund seeks to invest in companies that are market leaders in alternative energy or that are significantly involved in the alternative energy sector. Alternative energy includes renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.

The fund will invest in ways consistent with Calvert’s philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future.  The fund will focus on environmental, social, and governance factors that promote and encourage sustainable solutions.

The fund has developed social investment criteria, detailed below.  These criteria represent standards of behavior which few, if any, companies totally satisfy.  All social criteria may be changed by the Board of Directors without shareholder approval.

The spirit of Calvert Global Alternative Energy Fund’s social criteria is similar to that of other Calvert Social Funds, but its application may at times differ. Investing in new or emerging energy and climate change solutions involves a focus on corporate leadership in alternative energy; emphasis on corporate engagement; and flexibility towards traditional exclusionary criteria.  Calvert will consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power. However, Calvert will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert’s rigorous standards of performance regarding the safety and security of their nuclear power operations.

Calvert will continue to adhere to core environmental, social and governance criteria as follows.

The fund will seek to invest in companies that:

•               Demonstrate leadership in providing solutions to the climate change crisis through renewable energy and other alternative environmental technologies
•               Take positive steps to improve environmental management and performance, and provide innovative solutions to environmental problems through their products, services and emerging technologies
•               Treat their employees with dignity and respect in the workplace
•               Observe appropriate international human rights standards and respect the rights of indigenous peoples
•               Produce or market products and services that are safe and enhance the health or quality of life of consumers
•               Contribute to the quality of life of the communities where they operate and are responsive to stakeholder concerns and expectations
•               Exhibit sound policies and practices with respect to corporate governance and business practices

The fund seeks to avoid investing in companies that:

•               Contribute directly to systematic denial of basic human rights
•               Maintain poor environmental compliance and performance practices
•               Demonstrate poor corporate governance or engage in unethical business practices
•               Own or operate new nuclear power plants

Socially Responsible Investment Criteria for Calvert International Opportunities Fund

The fund invests in accordance with the philosophy that long-term rewards to investors will come from companies and other entities in which we invest whose products and services are sustainable, enhance the human condition, and promote common global values, such as equality of opportunity and cooperative effort.  Moreover, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, workplace relations, human rights, indigenous peoples’ rights, community relations, and positive product and business practices, as well as corporate governance. Calvert believes that those enterprises that exhibit positive social, environmental and governance performance are better prepared to address the challenges of the 21st century.  By responding to such concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to the world.  These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

The fund has developed social investment criteria, detailed below.  These criteria represent standards of behavior which few, if any, organizations totally satisfy.  As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisor. All social criteria may be changed by the Board of Directors without shareholder approval.

International investing brings unique challenges in terms of corporate disclosure, regulatory structures, environmental standards, and differing national and cultural priorities.

Calvert International Opportunities seeks to invest in companies that:

•               Take positive steps to improve environmental management and performance, and provide innovative and forward-looking solutions to environmental problems through their products and services.  Calvert will also consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power.  However, Calvert will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert’s rigorous standards of performance regarding the safety and security of their nuclear power operations.
•               Have positive labor practices, including hiring and promoting women and ethnic minorities; respecting the right to form unions and bargain collectively; complying, at a minimum, with domestic hour and wage laws; and providing good health and safety standards.  We consider the International Labor Organization’s basic conventions on worker rights as a guideline for our labor criteria.
•               Uphold corporate responsibility abroad, as well as at home, by developing and observing appropriate human rights standards.
•               Respect the rights of indigenous peoples and their territories, cultures, environment, and livelihood.
•               Produce or market products and services that are safe and enhance the health or quality of life of consumers.
•               Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
•               Exhibit sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

Calvert International Opportunities seeks to avoid investing in companies that:

•               Directly contribute to the systematic denial of basic human rights.
•               Demonstrate a pattern of employing forced, compulsory or child labor.
•               Have poor environmental compliance and performance records and lack programs and policies to address environmental impacts; or whose business or operations threaten environmental sustainability; or own or operate new nuclear power plants.
•               Have poor corporate governance or engage in harmful or unethical business practices.
•               Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
•               Are significantly involved in the design, manufacture, sales or distribution of weapons.
•               Derive more than 10% of revenues from the production of tobacco or alcohol products.